EXHIBIT 24.1


                                POWER OF ATTORNEY

         KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints John H. Jungbauer and Manuel A. Villafana and each of them, his true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for him and in his name, place and stead, in any and all capacities (including his capacity as a director and/or officer of ATS Medical, Inc.), to sign a registration statement, and any or all amendments (including post-effective amendments) thereto, on Form S-3 for the sale of shares of ATS Medical, Inc. Common Stock by a certain selling shareholder, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.


July 29, 1997                                 /s/ Manuel A. Villafana
                                              -------------------------------
                                                    Manuel A. Villafana


July 29, 1997                                 /s/ Richard W. Kramp
                                              -------------------------------
                                                    Richard W. Kramp


July 29, 1997                                 /s/ John H. Jungbauer
                                              -------------------------------
                                                    John H. Jungbauer


July 29, 1997                                 /s/ Charles F. Cuddihy, Jr.
                                              -------------------------------
                                                    Charles F. Cuddihy, Jr.


July 29, 1997                                 /s/ James F. Lyons
                                              -------------------------------
                                                    James F. Lyons


July 29, 1997                                  /s/ A. Jay Graf
                                              -------------------------------
                                                    A. Jay Graf